UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
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(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

Subsequent to the Filing of the 8-K relating to the payment date on Decmeber 15, 2004 a revision was made to the GS AUTO LOAN TRUST 2004-1 which was not included in the original 8-K filed. The 8-K is being amended because Class B and Class C principal and interest was calculated incorrectly. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, N.A. as Trustee website at www.ctslink.com.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits

           Exhibit Number          Description

           EX-99.1 Amended monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the December 15, 2004 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     GS AUTO LOAN TRUST 2004-1
                            (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   7/15/05
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Amended monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the December 15, 2004 distribution



                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            12/14/04
Distribution Date:      12/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529

                                Distribution Summary





        ORIGINAL        BEGINNING                                                                               ENDING
        FACE            PRINCIPAL                                                       UNPAID    UNPAID        PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL       INTEREST        TOTAL           PRINCIPAL INTEREST      BALANCE

A-1     336,137,000.00            0.00           0.00         0.00               0.00   0.00       0.00                   0.00
A-2     297,914,000.00  255,468,976.54  33,087,154.39   319,336.22      33,406,490.61   0.00       0.00         222,381,822.15
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60         559,025.60   0.00       0.00         314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54         494,845.54   0.00       0.00         224,081,000.00
B        56,587,000.00   44,214,108.15   5,278,532.02    79,216.94       5,357,748.96   0.00       0.00          38,935,576.13
C        26,704,000.00   26,704,000.00     757,308.20    59,638.93         816,947.13   0.00       0.00          25,946,691.80
D        29,248,000.00   29,248,000.00           0.00   121,866.67         121,866.67   0.00       0.00          29,248,000.00
Cert              0.00            0.00           0.00         0.00               0.00   0.00       0.00                   0.00




FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ10          0.00000000    0.00000000    0.00000000        0.00000000        0.00000000  A-1     1.11%
A-2     36292RAK7         857.52591869  111.06277110    1.07190740      112.13467850      746.46314758  A-2     1.50%
A-3     36292RAL5       1,000.00000000    0.00000000    1.77500000        1.77500000    1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000    0.00000000    2.20833333        2.20833333    1,000.00000000  A-4     2.65%
B       36292RAN1         781.34744997   93.28170815    1.39991418       94.68162233      688.06574182  B       2.15%
C       36292RAP6       1,000.00000000   28.35935428    2.23333333       30.59268761      971.64064572  C       2.68%
D       36292RAQ4       1,000.00000000    0.00000000    4.16666667        4.16666667    1,000.00000000  D       5.00%




        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                              $21,229,756.51
                Accounts Paid in Full                                                    14,545,043.79
                Liquidated Receivables (including Cram-downs)                               849,057.09
                Repurchased Receivables                                                      74,616.18
                        Available Principal                                              36,698,473.57

                Payments Collected Attributed to Interest                                 5,097,287.97
                        Total Available Funds                                            41,795,761.54

        Other Pool Balance Reductions
                Small Balance write offs                                                        632.09
                Other Principal Reductions                                                       75.00



        Principal Allocations
                Regular Principal Allocation                                            38,945,935.08
                Regular Principal Allocation per $1,000 original principal balance        30.29362218
                First Allocation of Principal                                                    0.00
                First Allocation of Principal per $1,000 original principal balance        0.00000000
                Second Allocation of Principal                                                   0.00
                Second Allocation of Principal per $1,000 original principal balance       0.00000000
                Third Allocation of Principal                                              177,059.52
                Third Allocation of Principal per $1,000 original principal balance        0.13772360

                Pool Balance and Pool Factor
                Beginning Pool Balance                                                 902,834,064.25
                Beginning Pool Factor                                                     0.709982777
                Ending Pool Balance                                                    865,235,025.17
                Ending Pool Factor                                                        0.680415140

        Principal Payment Amounts
                Class A-1 Principal Payment Amount                                               0.00
                 increase / (decrease) in Class A-1 unpaid principal                             0.00
                Class A-1 previously due and unpaid principal                                    0.00

                Class A-2 Principal Payment Amount                                      33,087,154.39
                 increase / (decrease) in Class A-2 unpaid principal                             0.00
                Class A-2 previously due and unpaid principal                                    0.00

                Class A-3 Principal Payment Amount                                               0.00
                 increase / (decrease) in Class A-3 unpaid principal                             0.00
                Class A-3 previously due and unpaid principal                                    0.00

                Class A-4 Principal Payment Amount                                               0.00
                 increase / (decrease) in Class A-4 unpaid principal                             0.00
                Class A-4 previously due and unpaid principal                                    0.00

                Class B Principal Payment Amount                                         5,278,532.02
                 increase / (decrease) in Class B unpaid principal                               0.00
                Class B previously due and unpaid principal                                      0.00

                Class C Principal Payment Amount                                           757,308.20
                 increase / (decrease) in Class C unpaid principal                               0.00
                Class C previously due and unpaid principal                                      0.00

                Class D Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class D unpaid principal                               0.00
                Class D previously due and unpaid principal                                      0.00

                Certificate Distribution Amount                                                  0.00

        Interest Payment Amounts
                Class A-1 Interest Payment Amount                                                0.00
                 increase / (decrease) in Class A-1 unpaid interest                              0.00
                Class A-1 previously due and unpaid interest                                     0.00

                Class A-2 Interest Payment Amount                                          319,336.22
                 increase / (decrease) in Class A-2 unpaid interest                              0.00
                Class A-2 previously due and unpaid interest                                     0.00

                Class A-3 Interest Payment Amount                                          559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                             0.00
                Class A-3 previously due and unpaid interest                                     0.00

                Class A-4 Interest Payment Amount                                          494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                              0.00
                Class A-4 previously due and unpaid interest                                     0.00

                Class B Interest Payment Amount                                             79,216.94
                 increase / (decrease) in Class B unpaid principal                               0.00
                Class B previously due and unpaid interest                                       0.00

                Class C Interest Payment Amount                                             59,638.93
                 increase / (decrease) in Class C unpaid interest                                0.00
                Class C previously due and unpaid interest                                       0.00

                Class D Interest Payment Amount                                            121,866.67
                 increase / (decrease) in Class D unpaid interest                                0.00
                Class D previously due and unpaid interest                                       0.00

                Certificates                                                                      n/a


        Fees Paid
                 Net Servicing Fee                                                          15,047.23
                 Amount Net Servicing Fee not paid                                               0.00
                 Repayment of prior unpaid Net Servicing Fees                                    0.00
                 Net Servicing Fee paid to Servicer                                         15,047.23
                 Net Servicing Fee per $1,000 original principal balance                  0.011833046

                 cumulative balance of unpaid Net Servicing Fee                                  0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                           194,302.99
                  Huntington                                            558,058.73
                    Total Receivables Servicer Supplement Payment Amount                   752,361.72
                    Total Receivables Servicer Supplement Payment Amount
                        per $1,000 original principal balance                             0.591652315

                Reimbursement of Servicing Advances                                         15,065.44
                Reimbursement of Servicing Advances
                        per $1,000 original principal balance                             0.011847363

                Reimbursement of Prior Month Interest Advances                             255,529.30
                Reimbursement of Prior Month Interest Advances
                        per $1,000 original principal balance                             0.200946563

                Owner Trustee Fee                                               833.33
                Owner Trustee Fee per $1,000 original principal balance                   0.000655328

                Indenture Trustee Fee                                           0.00
                Indenture Trustee Fee per $1,000 original principal balance               0.000000000

        Total Distributions                                                             41,795,761.54


        Current Period Losses
                Realized Losses                                                            900,027.10
                Cram Down Losses                                                            15,521.45

        Current Period Liquidated or Purchased Receivables
                Purchase Amount of Receivables repurchased                                  74,616.18

        Liquidated Receivables                                                           1,734,018.75



        Delinquency Information

                Group Totals
                                        Principal
                Period          Number  Balance         Percentage
                30 - 59 days    633     8,846,956.06    1.02%
                60 - 89 days    107     1,437,709.64    0.17%
                90 + days       125     1,874,001.12    0.22%
                Totals          865     12,158,666.82   1.41%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed                 143
                Balance of Receivables as to which vehicles have been Repossessed       2,173,998.19

        Extension Information
                Number of Extensions Granted                                                   1,088
                Principal Balance of Receivables to which Extensions were Granted      15,756,815.94

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                         18,056,681.29
                  Ending Target Overcollateralization Level                            17,304,700.50


        Three-Month Annualized Net Loss Ratio                                                   1.09%

        Cumulative Net Loss Ratio                                                               0.49%

        Annualized Net Loss Ratio                                                               0.85%

        WAC                                                     6.38

        WAM                                                     43.37



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